5. Notes Payable and Other Debt	12 Months Ended
Dec. 31, 2013
Notes Payable And Other Debt
5. Notes Payable and Other Debt

On March 15, 2013, the Company acquired 2400 Boswell LLC (“2400 Boswell”) for approximately $4.6 million dollars.  2400 Boswell is the owner and lessor of the building occupied by the Company for its corporate office and warehouse in Chula Vista, CA. The purchase was from an immediate family member and consisted of approximately $248,000 in cash, $334,000 of debt forgiveness and accrued interest, and a promissory note of approximately $393,000, payable in equal payments over 5 years and bears interest at 5.00%.  Additionally, the Company assumed a long-term mortgage of $3,625,000, payable over 25 years and has an initial interest rate of 5.75%. The interest rate is the prime rate plus 2.50%. The lender will adjust the interest rate on the first calendar day of each change period. As of December 31, 2013 the balance on the long-term mortgage was $3,576,000 and the balance on the promissory note was $340,000. The Company and the CEO both are co-guarantors of the mortgage.

Pursuant to ASC 805-50-30-5, because 2400 Boswell, LLC and the Company were both owned by related parties under common control, the Company must record the assets acquired at the carrying basis that pre-existed on the books of 2400 Boswell, LLC, prior to the acquisition. The total carrying cost of the land and building was $2,815,000, which is $1,785,000 less than the consideration amount paid by the Company. The Company therefore recorded a $1,785,000 charge to equity as a deemed dividend. An appraisal of the land and building ordered by and provided to the lender on February 27, 2013, estimated the “as-is fee simple market value” at $5,150,000 as of February 21, 2013.

In March 2007, the Company entered into an agreement to purchase certain assets of M2C Global, Inc., a Nevada corporation, for $4,500,000.  The agreement required payments totaling $500,000 in three installments during 2007, followed by monthly payments in the amount of 10% of the sales related to the acquired assets until the entire note balance is paid.  The Company has imputed interest at the rate of 7% per annum.  During 2008, the Company alleged that one of the principals of M2C committed a breach of the agreement, at which time the Company discontinued a portion of its payments under this agreement.  During the fourth quarter of 2012, the Company reduced the carrying amount of the liability by approximately $690,000, as the statutory time limit to bring action for non-payment against the Company expired.  This amount was recognized as other income in the consolidated statement of operations.  As of December 31, 2013 and 2012, the carrying value of the liability was approximately $1,293,000 and $1,365,000, respectively, net of an unamortized discount of $32,000 and $79,000, respectively.  Imputed interest recorded on the note was approximately $63,000 and $75,000 for the years ended December 31, 2013 and 2012, respectively.

The Company has two other notes payable in the total amount of $50,000 and $173,000 as of December 31, 2013 and 2012, respectively, which expire in 2014 and 2019.

The following summarizes the maturities of notes payable (in thousands):

Years ending December 31,
2014	$245
2015	252
2016	261
2017	271
2018	213
Thereafter	4,018

Total	$5,260

Capital Lease

The Company leases certain manufacturing equipment under a non-cancelable capital lease. The total outstanding balance under the capital lease as of December 31, 2013 included imputed interest was $122,000, of which $95,000 will be paid in 2014 and the remaining amounts will be paid during 2015 and 2016.

	December 31,
	2013	2012
Manufacturing equipment	$232	$232
Less accumulated depreciation	(55)	(21)
Total manufacturing equipment	$177	$211

  Depreciation expense related to the capitalized lease obligation was approximately $34,000 and $21,000 for the years ended December 31, 2013 and 2012, respectively.

Factoring Agreement

The Company has a factoring agreement (“Factoring Agreement”) with Crestmark Bank (“Crestmark”) related to the Company’s accounts receivable resulting from sales of certain products within its commercial coffee reportable segment. Under the terms of the Factoring Agreement, the Company effectively sold all of its accounts receivable to Crestmark with non-credit related recourse. The Company continues to be responsible for the servicing and administration of the receivables. During January 2013, the Company extended its Factoring Agreement through February 1, 2016 and modified certain of the terms.

The Factoring Agreement provides for the Company to receive advances against the purchase price of its receivables at the rate of 85% of the aggregate purchase price of the receivable outstanding at any time less: receivables that are in dispute, receivables that are not credit approved within the terms of the Factoring Agreement, and any fees or estimated fees related to the Factoring Agreement. Interest is accrued on all outstanding advances at the greater of 5.25% per annum or the Prime Rate (as identified by the Wall Street Journal) plus an applicable margin. The margin is based on the magnitude of the total outstanding advances and ranges from 2.50% to 5.00%. In addition to the interest accrued on the outstanding balance, Crestmark charges a factoring commission for each invoice factored, which is calculated as the greater of $5.00 or 0.875% to 1.00% of the gross invoice amount and is recorded as interest expense. The minimum factoring commission payable to the bank is $90,000 during each consecutive 12-month period. Fees and interest paid pursuant to this agreement were approximately $150,000 for the years ended December 31, 2013 and 2012, which were recorded as interest expense.

The Company accounts for the sale of receivables under the Factoring Agreement as secured borrowing with a pledge of the subject receivables as well as all bank deposits as collateral, in accordance with the authoritative guidance for accounting for transfers and servicing of financial assets and extinguishments of liabilities. The caption “Accounts receivable, due from factoring company” on the accompanying consolidated balance sheet in the amount of approximately $1,051,000 and $836,000 as of December 31, 2013 and 2012, respectively, reflects the related collateralized accounts.